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OMB APPROVAL

OMB Number: 3235-0060

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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): September 25,
2006

                         U. S. PRECIOUS METALS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
DELAWARE
      000-50703                             14-1839426

(State or other jurisdiction of incorporation)
                         (Commission File  Number)
             (IRS Employer Identification No.)
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
 5821 TANAGERSIDE ROAD, LITHIA , FLORIDA
                                            33547

(Address of principal executive offices)



             (Zip Code)
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              Registrant's telephone number, including
               area code: (813) 425-2144

                          N/A
               (Former Name or Former Address if
              Changed Since Last Report)

               Check the appropriate box below if the
               Form 8K fining is intended to
               simultaneously satisfy the filing
               obligation of the registrant under any
               of the following provisions:

                                        [  ]
                                  Written
                                  communications
                                  pursuant to Rule 425
                                  under the Securities
                                  Act (17CFR230.425)
                                        [  ]
                                  Soliciting material
                                  pursuant to Rule
                                  14a-12 under the
                                  Exchange Act (17CFR
                                  240.14a-12)
                                        [  ]
                                  Pre-commencement
                                  communications
                                  pursuant to Rule
                                  14d-2(b) under the
                                  Exchange Act (17 CFR
                                  240.14d-2(b))
                                        [  ]
                                  Pre-commencement
                                  communication
                                  pursuant to Rule
                                  13e-4(c) under the
                                  Exchange Act (17 CFR
                                  240.13e-4(c))



              SEC 873  (11-05)
              POTENTIAL PERSONS WHO ARE TO RESPOND TO
              THE COLLECTION OF INFORMATION CONTAINED
              IN THIS FORM ARE NOT REQUIRED TO RESPOND
              UNLESS THE FORM DISPLAYS A CURRENTLY
              VALID OMB CONTROL NUMBER.
              .

                                             ITEM 5.02.
                                             DEPARTURE OF
                                             DIRECTORS OR
                                             PRINCIPAL OFFICERS;
                                                    ELECTION OF
                                             DIRECTORS;
                                             APPOINTMENT OF
                                             PRINCIPAL OFFICERS.

           Effective September 25, 2006, the Board of Directors of
U. S.
     Precious Metals, Inc., a Delaware corporation ("USPR"), appointed Robert Astore as a member of its Board of Directors.

                 Mr. Astore (69) was President and owner of Bergen Film Laboratories, Inc., Lodi, New Jersey from 1960 to 1981. From
1981 to
     1990 Mr. Astore was a self employed builder. Since 1990 to present he has been employed as an independent consultant in seafood sales and brokerage. Mr. Astore has also been a director of International
Power
     Group, Ltd. (Pink Sheets: IPWG), since January 2005. USPR and International Power Group, Ltd. have a number of common officers, directors and principal shareholders.

           Mr. Astore received a Bachelor's Degree in Business
     Administration from the University of Miami.

           There are no family relationships between Mr. Astore and any other executive officers or directors of USPR. Mr. Astore owns
100,000
     shares of USPR's common stock and 50,000 warrants to purchase an additional 50,000 shares at $.50 per share all of which were issued to
     him on October 22, 2004. He purchased the shares and warrants for a
     total of $25,000 in a private placement offering.  There have been no
     transactions during USPR's last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which USPR
     was or is to be a party, in which the amount involved exceeds
$60,000
     and in which Mr. Astore had or will have a direct or direct material interest.


     Signatures.

     Pursuant  to the  requirements  of the  Securities  Exchange
Act of
     1934, the registrant has duly caused this report to be signed on its  behalf by the undersigned, thereunto duly authorized.



                                                          U. S.
PRECIOUS
     METALS, INC.
     Date:    September 27, 2006                          By:   /s/
Jack
     Wagenti

     --------------------------

                                   Jack Wagenti
                                   Vice President, Secretary
                                   and Treasurer